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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 6, 1998
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                                 CONNECT, Inc.
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               (Exact name of registrant as specified in charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



            000-20873                                 943036611
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     (Commission File Number)               (IRS Employer Identification No.)



515 Ellis Street, Mountain View, California                        94043
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:         (650) 254-4000
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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      On July 6, 1998, CONNECT, Inc., a Delaware corporation (the "Company")
announced its results for the quarter ended June 30, 1998, as well as certain other matters. Further details regarding this announcement are contained in the Company's press release dated July 6, 1998 attached as an exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
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Exhibit 99.1  CONNECT, Inc. Press Release dated July 6, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CONNECT, Inc.
                              (Registrant)


Dated:  July 7, 1998          By: /s/ JOSEPH G. GIRATA
                                  --------------------
                                  Joseph G. Girata
                                  Vice President of Finance and
                                  Administration and Chief Financial Officer

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